Exhibit 99.1
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

Overview
On August 23, 2019, Pitney Bowes Inc. (the Company) entered into a Stock and Asset Purchase Agreement (the Purchase Agreement) with Starfish Parent, LP (the Purchaser), an affiliate of Syncsort Incorporated, pursuant to which the Company agreed to sell its Software Solutions business. On December 2, 2019 (the Closing Date), the Company completed the sale of its Software Solutions business (the Disposition) to the Purchaser. The historical operations of the Software Solutions business were presented as a discontinued operation in the Company's financial statements effective September 30, 2019.

Unaudited Pro Forma Condensed Consolidated Financial Information
The following unaudited pro forma condensed consolidated financial information (Pro Forma Information) has been derived from the Company's historical consolidated financial statements and reflects certain assumptions and adjustments that management believes are reasonable under the circumstances and given the information available at this time. The Pro Forma Information reflects adjustments that, in the opinion of management, are necessary to present fairly the pro forma financial position as of September 30, 2019 and results of operations for the nine months ended September 30, 2019 and years ended December 31, 2018, 2017 and 2016. The Pro Forma Information is provided for informational purposes only and is not intended to represent what the Company's financial position or results of operations would have been had the disposition occurred on September 30, 2019 for the unaudited pro forma condensed consolidated balance sheet and as of January 1, 2016 for the unaudited pro forma consolidated statements of income, nor is it indicative of its future financial position or results of operations. The Pro Forma Information should be read in conjunction with the Company's historical consolidated financial statements and accompanying notes.
The following is a brief description of the amounts reported under each of the column headings in the Pro Forma Information:

Historical
The historical consolidated balance sheet as of September 30, 2019 and the consolidated statement of income for the nine months ended September 30, 2019 were derived from the Company's unaudited condensed consolidated financial statements included in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2019. The historical consolidated statements of income for each of the years ended December 31, 2018, 2017 and 2016 were derived from the Company's audited consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2018.

Discontinued Operations
This column represents the results of operations of the Software Solutions business in the Company's historical consolidated statements of income for the years ended December 31, 2018, 2017 and 2016.

Continuing Operations
This column represents the Company's results of operations excluding the results of operations of the Software Solutions business.

Pro Forma Adjustments
This column gives effect to the cash proceeds received from the Disposition, the payment of transaction costs and taxes, and the redemption of the Company's outstanding $300 million Notes due September 2020 (September 2020 Notes).
The pro forma adjustments are based on available information and assumptions that management believes reasonably reflects the impact of the Disposition, are factually supportable, and for purposes of the pro forma consolidated statements of income, are expected to have a continuing impact on the Company. The pro forma adjustments do not reflect future events that may occur after the Disposition, including the realization of any cost savings. Additional information about the pro forma adjustments can be found in the Notes to Unaudited Pro Forma Consolidated Financial Information. There are no pro forma adjustments for the year ended December 31, 2016.

Pitney Bowes Inc.
Condensed Consolidated Balance Sheet
As of September 30, 2019
(Unaudited; in thousands, except share and per share amounts)

	Historical	Pro Forma Adjustments		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$514,851	$313,629	(a)	$828,480
Short-term investments	137,032	—		137,032
Accounts and other receivables, net	365,522	—		365,522
Short-term finance receivables, net	617,178	—		617,178
Inventories	76,339	—		76,339
Current income taxes	25,598	—		25,598
Other current assets and prepayments	101,829	—		101,829
Assets of discontinued operations	568,413	(568,413)	(b)	—
Total current assets	2,406,762	(254,784)		2,151,978
Property, plant and equipment, net	371,666	—		371,666
Rental property and equipment, net	39,400	—		39,400
Long-term finance receivables, net	616,746	—		616,746
Goodwill	1,317,037	—		1,317,037
Intangible assets, net	199,715	—		199,715
Operating lease assets	172,617	—		172,617
Noncurrent income taxes	80,561	—		80,561
Other assets	392,720	—		392,720
Total assets	$5,597,224	$(254,784)		$5,342,440

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$1,337,214	$(10,466)	(c)	$1,326,748
Current operating lease liabilities	34,091	—		34,091
Current portion of long-term debt	501,728	(299,145)	(d)	202,583
Advance billings	106,968	—		106,968
Current income taxes	8,525	—		8,525
Liabilities of discontinued operations	157,034	(157,034)	(b)	—
Total current liabilities	2,145,560	(466,645)		1,678,915
Long-term debt	2,567,363	—		2,567,363
Deferred taxes on income	253,151	—		253,151
Tax uncertainties and other income tax liabilities	45,179	—		45,179
Noncurrent operating lease liabilities	148,125	—		148,125
Other noncurrent liabilities	412,434	—		412,434
Total liabilities	5,571,812	(466,645)		5,105,167

Stockholders' equity:
Common stock, $1 par value (480,000,000 shares authorized; 323,337,912 shares issued)	323,338	—		323,338
Additional paid-in capital	101,651	—		101,651
Retained earnings	5,270,741	211,861	(e)	5,482,602
Accumulated other comprehensive loss	(926,452)	—		(926,452)
Treasury stock, at cost (153,182,446 shares)	(4,743,866)	—		(4,743,866)
Total stockholders’ equity	25,412	211,861		237,273
Total liabilities and stockholders’ equity	$5,597,224	$(254,784)		$5,342,440

Pitney Bowes Inc.
Condensed Consolidated Statement of Income
For the Nine Months Ended September 30, 2019
(Unaudited; in thousands, except per share amounts)

	Historical	Pro Forma Adjustments		Pro Forma
Revenue:
Equipment sales	$264,956	$—		$264,956
Supplies	142,261	—		142,261
Rentals	60,339	—		60,339
Financing	280,039	—		280,039
Support services	382,578	—		382,578
Business services	1,243,609	—		1,243,609
Total revenue	2,373,782	—		2,373,782
Costs and expenses:
Cost of equipment sales	182,094	—		182,094
Cost of supplies	37,533	—		37,533
Cost of rentals	23,223	—		23,223
Financing interest expense	33,433	—		33,433
Cost of support services	123,453	—		123,453
Cost of business services	1,003,483	—		1,003,483
Selling, general and administrative	757,228	—		757,228
Research and development	38,421	—		38,421
Restructuring charges and asset impairments, net	56,616	—		56,616
Interest expense, net	84,325	(9,440)	(f)	74,885
Other components of net pension and post retirement cost	(3,138)	—		(3,138)
Other expense	18,350	—		18,350
Total costs and expenses	2,355,021	(9,440)		2,345,581
Income before income taxes	18,761	9,440		28,201
(Benefit) provision for income taxes	(13,351)	2,407	(g)	(10,944)
Net income	$32,112	$7,033		$39,145
Earnings per share:
Basic	$0.18			$0.22
Diluted	$0.18			$0.22

Weighted average number of shares outstanding:
Basic	178,048			178,048
Diluted	179,096			179,096

Pitney Bowes Inc.
Condensed Consolidated Statement of Income
For the Year Ended December 31, 2018
(In thousands, except per share amounts)

	Historical	Discontinued Operations	Continuing Operations	Pro Forma Adjustments		Pro Forma
Revenue:
Equipment sales	$430,451	$—	$430,451	$—		$430,451
Supplies	218,304	—	218,304	—		218,304
Software	340,855	340,855	—	—		—
Rentals	363,057	—	363,057	—		363,057
Financing	314,778	—	314,778	—		314,778
Support services	293,413	—	293,413	—		293,413
Business services	1,561,522	—	1,561,522	—		1,561,522
Total revenue	3,522,380	340,855	3,181,525	—		3,181,525
Costs and expenses:
Cost of equipment sales	181,766	—	181,766	—		181,766
Cost of supplies	60,960	—	60,960	—		60,960
Cost of software	100,681	100,681	—	—		—
Cost of rentals	86,330	—	86,330	—		86,330
Financing interest expense	48,857	—	48,857	—		48,857
Cost of support services	168,271	—	168,271	—		168,271
Cost of business services	1,246,084	—	1,246,084	—		1,246,084
Selling, general and administrative	1,123,116	150,649	972,467	—		972,467
Research and development	125,588	39,235	86,353	—		86,353
Restructuring charges and asset impairments, net	27,077	704	26,373	—		26,373
Interest expense, net	110,900	—	110,900	(11,979)	(f)	98,921
Other components of net pension and postretirement cost	22,425	—	22,425	—		22,425
Other expense	7,964	—	7,964	—		7,964
Total costs and expenses	3,310,019	291,269	3,018,750	(11,979)		3,006,771
Income before income taxes	212,361	49,586	162,775	11,979		174,754
Provision (benefit) for income taxes	12,383	13,167	(784)	3,031	(g)	2,247
Net income	$199,978	$36,419	$163,559	$8,948		$172,507
Earnings per share:
Basic	$1.07					$0.92
Diluted	$1.06					$0.92

Weighted average number of shares outstanding:
Basic	187,277					187,277
Diluted	188,382					188,382

Pitney Bowes Inc.
Condensed Consolidated Statement of Income
For the Year Ended December 31, 2017
(In thousands, except per share amounts)

	Historical	Discontinued Operations	Continuing Operations	Pro Forma Adjustments		Pro Forma
Revenue:
Equipment sales	$476,691	$—	$476,691	$—		$476,691
Supplies	231,412	—	231,412	—		231,412
Software	331,843	331,843	—	—		—
Rentals	384,123	—	384,123	—		384,123
Financing	330,985	—	330,985	—		330,985
Support services	299,792	—	299,792	—		299,792
Business services	1,068,426	—	1,068,426	—		1,068,426
Total revenue	3,123,272	331,843	2,791,429	—		2,791,429
Costs and expenses:						—
Cost of equipment sales	201,116	—	201,116	—		201,116
Cost of supplies	66,302	—	66,302	—		66,302
Cost of software	95,033	95,033	—	—		—
Cost of rentals	82,703	—	82,703	—		82,703
Financing interest expense	50,665	—	50,665	—		50,665
Cost of support services	163,889	—	163,889	—		163,889
Cost of business services	773,052	—	773,052	—		773,052
Selling, general and administrative	1,170,905	149,890	1,021,015	—		1,021,015
Research and development	118,703	41,163	77,540	—		77,540
Restructuring charges and asset impairments, net	56,223	11,374	44,849	—		44,849
Interest expense, net	113,497	—	113,497	(3,472)	(f)	110,025
Other components of net pension and post retirement cost	5,413	—	5,413	—		5,413
Other expense	3,856	—	3,856	—		3,856
Total costs and expenses	2,901,357	297,460	2,603,897	(3,472)		2,600,425
Income before income taxes	221,915	34,383	187,532	3,472		191,004
Provision (benefit) for income taxes	553	10,870	(10,317)	1,340	(g)	(8,977)
Net income	$221,362	$23,513	$197,849	$2,132		$199,981
Earnings per share:
Basic	$1.19					$1.07
Diluted	$1.18					$1.07

Weighted average number of shares outstanding:
Basic	186,332					186,332
Diluted	187,435					187,435

Pitney Bowes Inc.
Condensed Consolidated Statement of Income
For the Year Ended December 31, 2016
(In thousands, except per share amounts)

	Historical	Discontinued Operations	Continuing Operations	Pro Forma Adjustments	Pro Forma
Revenue:
Equipment sales	$480,031	$—	$480,031	$—	$480,031
Supplies	241,950	—	241,950	—	241,950
Software	325,577	325,577	—	—	—
Rentals	410,241	—	410,241	—	410,241
Financing	366,424	—	366,424	—	366,424
Support services	329,424	—	329,424	—	329,424
Business services	827,676	—	827,676	—	827,676
Total revenue	2,981,323	325,577	2,655,746	—	2,655,746
Costs and expenses:					—
Cost of equipment sales	203,220	—	203,220	—	203,220
Cost of supplies	65,509	—	65,509	—	65,509
Cost of software	96,151	96,151	—	—	—
Cost of rentals	74,457	—	74,457	—	74,457
Financing interest expense	55,241	—	55,241	—	55,241
Cost of support services	166,247	—	166,247	—	166,247
Cost of business services	568,509	—	568,509	—	568,509
Selling, general and administrative	1,140,100	160,563	979,537	—	979,537
Research and development	107,378	40,208	67,170	—	67,170
Restructuring charges and asset impairments, net	60,295	13,347	46,948	—	46,948
Goodwill impairment	148,181	148,181	—	—	—
Interest expense, net	88,970	—	88,970	—	88,970
Other components of net pension and post retirement cost	5,276	—	5,276	—	5,276
Total costs and expenses	2,779,534	458,450	2,321,084	—	2,321,084
Income (loss) before income taxes	201,789	(132,873)	334,662	—	334,662
Provision (benefit) for income taxes	106,975	(2,184)	109,159	—	109,159
Net income (loss)	94,814	(130,689)	225,503	—	225,503
Less: Preferred stock dividends of subsidiaries attributable to noncontrolling interests	19,045	—	19,045	—	19,045
Net income (loss) - Pitney Bowes Inc.	$75,769	$(130,689)	$206,458	$—	$206,458
Earnings (loss) per share:
Basic	$0.40				$1.10
Diluted	$0.40				$1.09

Weighted average number of shares outstanding:
Basic	187,945				187,945
Diluted	188,975				188,975

Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

(a)	The pro forma impact on cash and cash equivalents is as follows (amounts in millions):

Cash proceeds from the Disposition	$700.0
Estimated tax payment	(63.7)
Estimated transaction and closing costs	(13.8)
Net cash proceeds from the Disposition	622.5
Repayment of September 2020 Notes	(308.9)
Net impact on cash and cash equivalents	$313.6

(b)	Represents the elimination of the historical assets and liabilities of Software Solutions from the Company’s Condensed Consolidated Balance Sheet at September 30, 2019.

(c)	Represents accrued transactions costs ($10 million) and accrued interest on the September 2020 Notes ($0.5 million) at September 30, 2019.

(d)	Represents the carrying value of the September 2020 Notes at September 30, 2019, comprised of the face amount of $300 million less $0.9 million of unamortized discount.

(e)	Represents the impact of the pro forma balance sheet adjustments discussed in (a) - (d) above.

(f)	Represents the actual interest expense on the September 2020 Notes during the period.

(g)	Represents the tax effect of the above adjustment applied at the statutory rate in effect for the period.
Other
The Company and the Purchaser entered into a Transition Services Agreement (TSA) whereby the Company will perform certain support functions for a period of three to nine months. Income and expenses related to the TSA have not been included as a pro forma adjustment as the TSA will not have a continuing impact on the Company's future results.